                                                                 Exhibit 10.7(c)

                           AMENDMENT NO. 2
                                  TO
               CO-SALE AND STOCK RESTRICTION AGREEMENT

         This Amendment No. 2 dated May 9, 1997 (the "Amendment") to the Co-Sale and Stock Restriction Agreement dated November 13, 1995 among Giga Information Group, Inc., a Delaware corporation (the "Corporation"), Gideon I. Gartner and the holders of Series B Preferred Stock, $.001 par value (the "Stockholders"), as amended (the "Agreement"), is entered into by the Corporation, Gideon I. Gartner and the Stockholders. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

         WHEREAS, the Corporation proposes to enter into a Series C Preferred Stock and Warrant Purchase Agreement dated as of the date hereof (the "Series C Stock and Warrant Purchase Agreement") with the purchasers named on Schedule I thereto (the "Purchasers"), and

         WHEREAS, it is a condition to the performance of the obligations by the Purchasers under the Series C Stock and Warrant Purchase Agreement that the Corporation, and the Stockholders enter into this Amendment for the purposes of making the Purchasers parties to the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

           1.     Amendments to the Agreement. Acting in accordance with Section
7.2 of the Agreement, the undersigned hereby consent to the following amendments to the Agreement whereby the purchasers of shares of the Company's Series C Preferred

Stock, $.001 par value, pursuant to the Series C Preferred Stock and Warrant Purchase Agreement of even date herewith (the "Series C Investors") will be made parties to the Agreement such that (i) the Series C Investors will be deemed "Stockholders," subject to all the terms and conditions applicable to Stockholders set forth therein and (ii) all of the shares of Series C Preferred Stock issued or issuable to the Series C Investors will constitute "Preferred Stock," subject to all the terms and conditions applicable to Preferred Stock set forth therein.

                     (a) The last two lines of the preamble paragraph of the Agreement are hereby deleted and new lines inserted in lieu thereto which read as follows:

                                    "Delaware corporation (the "Company"), and the undersigned holders of Series B Preferred Stock and Series C Preferred Stock (the "Stockholders")"; and

                     (b)   The definition of "Preferred Stock" set forth in
                           Section 1(b) of the Agreement is hereby deleted and a new definition is inserted in lieu thereof which reads as follows:

                                    "Preferred Stock" shall mean the Company's outstanding Series B Preferred Stock, $.001 par value, and Series C Preferred Stock, $.001 par value."

                     (c) Section 7.6 is hereby deleted in its entirety and a new Section 7.6 is added in lieu thereof which reads as follows:

                           "7.6  Notices.  All notices required or
                           permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified (a) in the case of Stockholders, at such Stockholder's respective address furnished to the Company and set forth in the stock record books of the Company, (b) to the Founder at 146 West 57th Street, New York, N.Y. 10019; (c) to the Company at 1 Longwater Circle, Norwell, MA 02061, attention: Vice President-Finance; or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. Notwithstanding the foregoing, the telephone notice permitted by Section 2(d) shall be effective at the time it is given."

              2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

              3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

              4. This Amendment shall be governed by the laws of the State of New York, notwithstanding the conflict-of-law doctrines of New York or any other jurisdiction to the contrary.

              5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

             [Remainder of Page Left Blank Intentionally]

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement

         IN WITNESS WHEREOF the parties hereto have executed this Amendment No. 2 to Co-Sale and Stock Restriction Agreement on the date first above written.

GIGA INFORMATION GROUP, INC.

By:
    ---------------------------------------------

Title:
    -------------------------------------------

Series B Preferred Stockholders:

21st Century Communications Partners, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

21st Century Communications T-E Partners, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

21st Century Communications Foreign Partners, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

                                                            Amendment No. 2 to
                                                             Co-Sale and Stock
                                                          Restriction Agreement

Acorn Investment Trust, Series Designated Acom Fund

By:
    ---------------------------------------------
    Name:
    Title:

AKKAD

By:
    ---------------------------------------------
    Name:
    Title:

Alfred University

By:
    ---------------------------------------------
    Name:
    Title:

Baupost Limited Partnership 1983 C-1

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
Adam J. Brownstein


-------------------------------------------------

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement


Neill and Linda Brownstein

-------------------------------------------------
Todd D. Brownstein

-------------------------------------------------
Robert E. Cook

Core Technology Fund, Inc.

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
Christopher J. Di Vecchio

-------------------------------------------------
Martin P. DuRoss

-------------------------------------------------
Harry Edelson

Edelson Technology Partners III

By:
    ---------------------------------------------
    Name:
    Title:

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement

-------------------------------------------------
Todd D. Brownsein

-------------------------------------------------
Robert E. Cook

Core Technology Fund, Inc.

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
Christopher J. Di Vecchio

-------------------------------------------------
Martin P. DuRoss

-------------------------------------------------
Harry Edelson

Edelson Technology Partners III

By:
    ---------------------------------------------
    Name:
    Title:


Executive Technology, L.P.

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement



By:
    ---------------------------------------------
    Name:
    Title:

Foundation Partners

By:
    ---------------------------------------------
    Name:
    Title:

Gilo Family Partnership

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
Will P. Gordon

-------------------------------------------------
Jon D. Gruber

Gruber & McBaine International

By:
    ---------------------------------------------
    Name:
    Title:


    -------------------------------------------------

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement


Emily G. Hamilton

Hare & Co.

By:
    ---------------------------------------------
    Name:
    Title:

Haussman Holdings

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
Michael J. Kolesal

Lagunitas Partners, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
John B. Landry

-------------------------------------------------
Derek Lemke-von Ammon

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement

The Matrix Technology Group N.V.

By:
    ---------------------------------------------
    Name:
    Title:

Merrill Lynch, Custodian for the
benefit of Richard Foudy, S.C.P.

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
J. Patterson McBaine

Montgomery Small Cap Partners, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

Montgomery Small Cap Partners II, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

Montgomery Small Cap Partners III, L.P.

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement

By:
    ---------------------------------------------
    Name:
    Title:

Montsol Investments N.V.

By:
    ---------------------------------------------
    Name:
    Title:

Nosrob Investments Ltd.

By:
    ---------------------------------------------
    Name:
    Title:

Pomona Capital II, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

Quota Fund N.V.

By:
    ---------------------------------------------
    Name:
    Title:

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement

Charles O. Rossotti Charitable
Remainder Unitrust

By:
    ---------------------------------------------
    Name:
    Title:

RRE Giga Investors, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

RRE Giga Investors II, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

-------------------------------------------------
Cornelius T. Ryan

-------------------------------------------------
Frederick G. Smith

Sci-Tech Investment Partners, L.P.

By:
    ---------------------------------------------
    Name:

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement
Title:

S.G. Partners, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

Tampsco II Partnership

By:
    ---------------------------------------------
    Name:
    Title:

Wheatley Foreign Partners, L.P.
By:  Wheatley Partners LLC, General Partner

By:
    ---------------------------------------------
    Name:
    Title:

Wheatley Partners, L.P.
By:  Wheatley Partners LLC, General Partner

By:
    ---------------------------------------------
    Name:
    Title:

    -------------------------------------------------

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement


Susan Tracy Wheeler

Yale University

By:
    ---------------------------------------------
    Name:
    Title:

Yale University Retirement Plan
for Staff Employees

By:
    ---------------------------------------------
    Name:
    Title:

                                                              Amendment No. 2 to
                                                               Co-Sale and Stock
                                                           Restriction Agreement

         The undersigned holders of Series C Preferred Stock of the Company hereby agree that upon their execution of this Amendment the undersigned shall become parties to the Agreement such that the undersigned shall be deemed Stockholders subject to all the terms and conditions applicable to Stockholders set forth therein and all of the shares of Series C Preferred Stock issued or issuable to the undersigned shall constitute Preferred Stock, subject to all the terms and conditions applicable to Preferred Stock set forth therein.

Pequot Private Equity Fund, L.P.

By:
    ---------------------------------------------
    Name:
    Title:

Pequot Offshore Private Equity Fund, Inc.

By:
    ---------------------------------------------
    Name:
    Title: